Exhibit 2.7 / Exhibit F, Pages from Registration Statement
              Pages (Commission File Number: 333-131874).



Pages 36-38 of our Registration Statement (Commission File Number: 333-131874), filed on February 15, 2006 and incorporated herein by reference.